                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.


                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) OCTOBER 27, 1999
                                                        ----------------


                             COMMUNITY BANCORP INC.
             -----------------------------------------------------
             (Exact name of Registrant as specified in its charter)




         DELAWARE                      000-26505            33-0859334
-------------------------------     --------------    --------------------
(State or other jurisdiction         (File number)       (I.R.S. Employer
     of incorporation)                                  Identification No.)



   130 WEST FALLBROOK STREET, FALLBROOK, CA                         92028
-----------------------------------------------               ------------------
    (Address of principal executive office)                      (Zip Code)




Registrant's telephone number, including area code:        (760) 723-8811
                                                          ----------------


          ------------------------------------------------------------
          (Former name or former address, if changed since last report)



                               Page 1 of ___ pages
                              Exhibit Index page 4

ITEM 5. OTHER EVENTS

         In connection with a previously reported litigation matter in which an ex-employee of the Company's banking subsidiary, Fallbrook National Bank, had been awarded approximately $800,000 plus court and legal costs, a Riverside County Superior Court on October 26, 1999 ordered a new trial on punitive damages unless the plaintiff consents to a reduction in punitive damages to $250,000. Despite the reduction in the amount of the award, Fallbrook National Bank intends to file an appeal in connection with this matter if a new trial is not granted.

         A copy of the press release issued on October 27, 1999 in connection with the reduction in the award is attached as Exhibit 99a.

         The Company declared a 5% stock dividend payable on November 30, 1999 to shareholders of record on November 15, 1999.

         A copy of the press release issued on October 29, 1999 in connection with the dividend is attached as Exhibit 99b.

                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: November 1, 1999                       COMMUNITY BANCORP INC.


                                              By: /s/ Thomas E. Swanson
                                                  ---------------------
                                                  Thomas E. Swanson
                                                  President

                                EXHIBIT INDEX


EXHIBIT NO.                DESCRIPTION                         PAGE NO.
-----------                -----------                         --------
99a                        Press Release of October 27, 1999

99b                        Press Release of October 29, 1999